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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934


               Date of Report (Date of Earliest Event Reported):
                               February 18, 1993



                          JENNIFER CONVERTIBLES, INC.
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            (Exact Name of Registrant as Specified in its Charter)

     Delaware                       1-9681                        11-2824646
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 (State or other               (Commission File                (IRS Employer
  jurisdiction of                   Number)                     Identification
  incorporation)                                                No.)

                               331 Route 4 West
                           Paramus, New Jersey 07652
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                   (Address of principal executive offices)

                   Registrant's Telephone Number, including
                           area code: (201) 343-1610


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                (Former Address, if changed since last report)

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Items 1-3: Inapplicable.

Item 4:    Changes in Registrant's Certifying Accountants

           On February 18, 1993, Registrant dismissed KPMG Peat Marwick ("Peat") as the Registrant's independent auditors. The Registrant's decision to dismiss Peat was recommended by the audit committee of Registrant's Board of Directors and by its full Board of Directors. Registrant's Board of Directors has decided to engage BDO Seidman ("BDO") as Registrant's principal accountant to audit Registrant's financial statements for the fiscal year ending August 31, 1993.

           Registrant and Peat have not had any disagreements during the past two fiscal years or any subsequent interim period with respect to matters of accounting principles or practices, financial statement disclosure or auditing scope, or procedure which, if not resolved to Peat's satisfaction, would have caused it to make reference to the subject matter of such disagreement in its reports.

           Peat's report on the financial statements for the past two years did not, in either year, contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

           During the past two fiscal years and during the subsequent interim period preceding the dismissal of Peat, Peat did not advise the Registrant that: (i) the internal controls necessary for the Registrant to develop reliable financial statements did not exist; (ii) information had come to Peat's attention that led it to no longer be able to rely on management's representations or that made it unwilling to be associated with the financial statements prepared by management; (iii) there was a need to expand significantly the scope of its audit, or that information had come to the attention of Peat that if further investigated might (A) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that might prevent it from rendering an unqualified report on those financial statements), or (B) cause Peat to be unwilling to rely on management's representations or be associated with the Registrant's financial statements, and due to the dismissal of Peat or for any other reason, Peat did not so expand the scope of its audit or conduct such further investigation; or (iv) information had come to the attention of Peat that it had concluded materially impacted the fairness or reliability of either (A) a previously issued audit report or the underlying financial statements, or (B) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the satisfaction of Peat, would have prevented it from rendering an unqualified audit report on those financial statements), and due to the dismissal of Peat, or for any other reason, the issue had not been resolved to the satisfaction of Peat prior to its dismissal.

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      During the past two fiscal years and the subsequent interim period prior to the engagement of BDO, the Registrant did not consult (nor did anyone on the Registrant's behalf consult) BDO with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that BDO concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement between the Registrant and Peat or a reportable event described in the preceding paragraph.

           The Registrant has provided Peat with a copy of the disclosure set forth herein and has requested that Peat furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant herein and, if not, stating the respects in which it does not agree. A copy of Peat's letter is filed as an Exhibit hereto.

Items 5-6: Inapplicable.

Item 7:    Financial Statements, Pro Forma Financial Information and Exhibits

           Exhibit No.    Description
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               1          Peat Letter, dated February 25, 1993, addressed
                          to the Securities and Exchange Commission.

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                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


February 25, 1993

                                       JENNIFER CONVERTIBLES, INC.



                                       By: /s/ Harley J. Greenfield
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                                               Harley J. Greenfield,
                                               President


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